                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                                 April 25, 2001

                Date of Report (date of earliest event reported)
                         COMMUNITY HEALTH SYSTEMS, INC.

--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

   Delaware                         001-15925                   13-3893191
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                           Identification No.)


                          155 Franklin Road, Suite 400
                           Brentwood, Tennessee 37027
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (615) 373-9600

ITEM 5.  OTHER EVENTS

On April 25, 2001, Community Health Systems, Inc. announced operating results for the quarter ended March 31, 2001.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits
     99.1 Press release of Community Health Systems, Inc. dated April 25, 2001



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 25, 2001              COMMUNITY HEALTH SYSTEMS, INC.
                                            (Registrant)


                                   By:  /s/ Wayne T. Smith
                                        ----------------------------------------
                                        Wayne T. Smith
                                        Chairman of the Board
                                        President and Chief Executive Officer
                                        (principal executive officer)

                                   By:  /s/ W. Larry Cash
                                        ----------------------------------------
                                        W. Larry Cash
                                        Executive Vice President and Chief
                                        Financial Officer
                                        (principal financial officer)

                                   By:  /s/ T. Mark Buford
                                        ----------------------------------------
                                        T. Mark Buford
                                        Vice President and Corporate Controller
                                        (principal accounting officer)

Index to Exhibits Filed with the Current Report on Form 8-K Dated April 25, 2001


           Exhibit Number                           Description
           ------------                   -------------------------------

                    99.1                  Press Release dated April 25, 2001